UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-8979

The Victory Variable Insurance Funds
(Exact name of registrant as specified in charter)

3435 Stelzer Rd., Columbus, OH			43219
(Address of principal executive offices)			(Zip code)

BISYS Fund Services 3435 Stelzer Rd. Columbus OH 43219
(Name and address of agent for service)

Registrant’s telephone number, including area code:		614-470-8000

Date of fiscal year end:	12/31/06

Date of reporting period:	12/31/06

Item 1. Reports to Stockholders.

December 31, 2006

Annual Report

Diversified Stock Fund

Table of Contents

Shareholder Letter	2

Portfolio Commentary	3

Financial Statements

Schedule of Investments	4

Statement of Assets and Liabilities	6

Statement of Operations	7

Statements of Changes in Net Assets	8

Financial Highlights	9

Notes to Financial Statements	10

Report of Independent Registered Public Accounting Firm	15

Supplemental Information

Trustee and Officer Information	16

Proxy Voting and Form N-Q Information	18

Expense Examples	19

Additional Federal Income Tax Information	19

Advisory Contract Renewal	20

Victory Capital Management Inc., a subsidiary of KeyBank National Association ("KeyBank"), is the investment adviser to the Victory Variable Insurance Funds. The Victory Variable Insurance Funds are distributed by Victory Capital Advisers Inc., which is not affiliated with KeyBank or its subsidiaries. Victory Capital Management Inc. receives fees for its services from The Victory Variable Insurance Funds.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus for The Victory Variable Insurance Funds.

NOT FDIC INSURED
Shares of The Victory Variable
Insurance Funds are not insured by
the FDIC, are not deposits or other
obligations of, or guaranteed by,
any KeyCorp Bank, Victory Capital
Management Inc., or their affiliates,
and are subject to investment risks,
including possible loss of the
principal amount invested.

Call Victory at:

800-539-FUND (800-539-3863)

Visit our web site at:

www.VictoryConnect.com

Letter to Our Shareholders

The equity market rallied strongly in the fourth quarter, closing out a robust year for U.S. equity returns. For the fourth straight year, all three major market indices – the S&P 500, DJIA and NASDAQ – posted positive returns in both the fourth quarter and for the year. Small-cap stocks sharply outperformed mid- and large-cap stocks in 2006, and value stocks outperformed growth issues for the seventh consecutive year. Fixed income returns were modest in 2006 as continued economic growth lifted rates across the yield curve.

A number of positive factors have encouraged investors in recent months. The pace of economic growth moderated from unsustainable levels, and the prices of a number of commodities, including energy, declined sharply during the second half of the year. The Federal Open Market Committee stopped raising the Fed Funds Rate in August after seventeen consecutive increases. Inflation expectations are modest, and earnings growth remained strong and continued to exceed expectations. We now appear to be in an economic environment of stable growth, contained inflation and a Federal Reserve that is on hold for the time being.

Turning to the mutual fund industry, we recognize that we are in an intensely competitive business and this robust competitiveness rewards only fund groups that provide value to investors. At Victory Capital Management, the strategic plan we have been aggressively implementing underscores our commitment to strive to delivering consistent, superior returns with a sharp focus on risk management. Our unique approach relies on a number of key elements:

•  Experienced professionals who consistently employ a disciplined, market-tested investment process in their respective strategies.

•  Chief investment officers for each investing style whose primary responsibility is to ensure their teams generate excess returns and minimize risk.

•  A successful working relationship between investment professionals and research analysts who employ quantitative and qualitative research as part of the investment process.

•  A commitment to individual accountability in meeting client expectations.

•  A work environment that attracts, develops and retains the most talented professionals in the asset management industry.

In closing, we appreciate the confidence of our shareholders in the Victory Variable Insurance Diversified Stock Fund. Please feel free to contact us at 1-800-539-3863 or through our website at www.VictoryConnect.com if you have questions or would like further information.

David C. Brown

President
The Victory Portfolios

Portfolio Commentary

Diversified Stock Fund

Investment Considerations

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks and funds investing in common stocks, generally provide greater return potential when compared with other types of investments.

Commentary

Fiscal year 2006 was a rewarding year for equity investors and for owners of the Fund, as the Fund continued its long-term record of consistent results with a very strong return of 13.68%. Its benchmark, the S&P 500 Index1, returned 15.79% for the year.

All sectors posted double-digit returns in 2006, led by Energy (+23%), Financials (+19%), and Technology (+15%). The two consumer-oriented sectors, Cyclicals (+13%) and Staples (+11%), trailed the benchmark sectors, though returns here were still respectable. The Fund was well positioned at the sector level, with an emphasis on Basic Industry stocks, along with consistently underweight positions in both consumer sectors. Additionally, positive security selection in the Technology and Capital Goods sectors contributed to the Fund's performance.

The Fund's top performing holdings were within the Technology and Capital Goods sectors. The Fund was led by Cisco Systems (+60%), Oracle Corp. (+40%), and Research in Motion (+94%), within the Technology sector. ABB Ltd. (+86%) and Deere & Co. (+42%) were standout stocks in the Capital Goods sector. Earnings disappointments and the delay of a new search algorithm caused Yahoo! Inc.'s (-35%) shares to decline, and Amgen's (-13%) shares were hurt by the threat of new competition to its core Epogen® franchise.

Portfolio Holdings

As a Percentage of Total Investments

Average Annual Total Return

Year Ending December 31, 2006

Inception Date	7/1/99
One Year	13.68%
Three Year	10.68%
Five Year	6.97%
Since Inception	4.65%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.VictoryConnect.com.

The total return figures set forth above include all waivers of fees for various periods since inception. In such instances and without such waiver of fees, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Diversified Stock Fund — Growth of $10,000

For the period 7/1/99 to 12/31/06

1The S&P 500 Index is an unmanaged index comprised of 500 domestically traded common stocks and is weighted according to the market value of each common stock in the index and includes reinvestment of dividends. This index does not include the effect of sales charges and is not representative of the Fund. It is not possible to invest directly in an index.

Graph reflects investment of growth of a hypothetical $10,000 investment. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Victory Variable Insurance Funds  Schedule of Portfolio Investments

Diversified Stock Fund  December 31, 2006

(Amounts in Thousands, Except Shares)

Security Description	Shares or Principal Amount	Value
Commercial Paper (4.7%)
Chesham Finance, 5.39%, 1/2/07	$2,335	$2,334
Total Commercial Paper (Amortized Cost $2,334)		2,334
Common Stocks (95.5%)
Aluminum (1.2%):
Alcoa, Inc.	20,100	603
Banks (3.0%):
Bank of America Corp.	28,100	1,500
Biotechnology (1.6%):
Amgen, Inc. (a)	11,700	799
Brokerage Services (3.5%):
Charles Schwab Corp.	90,893	1,758
Building Materials (1.0%):
USG Corp. (a)	8,700	477
Chemicals (4.0%):
Celanese Corp., Series A	20,301	525
E.I. Du Pont de Nemours	16,900	823
PPG Industries, Inc.	9,700	623
		1,971
Coal (0.8%):
Peabody Energy Corp.	9,900	400
Computers & Peripherals (8.7%):
Cisco Systems, Inc. (a)	48,600	1,329
Dell, Inc. (a)	45,800	1,149
International Business Machines Corp.	6,200	602
Seagate Technology	49,055	1,301
		4,381
Cosmetics & Toiletries (2.3%):
Procter & Gamble Co.	17,900	1,150
Electronics (4.6%):
General Electric Co.	62,300	2,318
Engineering (1.6%):
ABB Ltd., ADR	43,900	789
Financial & Insurance (0.8%):
AMBAC Financial Group, Inc.	4,531	404
Financial Services (9.3%):
Capital One Financial Corp.	7,275	559
Citigroup, Inc.	22,000	1,226
Franklin Resources, Inc.	8,600	947
Legg Mason, Inc.	11,600	1,103
Western Union Co.	38,300	859
		4,694
Food Processing & Packaging (1.5%):
General Mills, Inc.	12,932	745
Forest Products — Lumber & Paper (1.5%):
Weyerhaeuser Co.	10,275	726

Security Description	Shares	Value
Health Care (1.4%):
Medtronic, Inc.	12,600	$674
Heavy Machinery (4.9%):
Caterpillar, Inc.	23,400	1,435
Deere & Co.	10,812	1,028
		2,463
Homebuilders (0.8%):
Toll Brothers, Inc. (a)	12,200	393
Insurance (3.4%):
American International Group, Inc.	12,024	862
Marsh & McLennan Cos., Inc.	27,300	837
		1,699
Internet Business Services (0.6%):
Symantec Corp. (a)	14,200	296
Internet Service Provider (2.8%):
Yahoo, Inc. (a)	54,200	1,384
Machine — Diversified (1.3%):
Rockwell Automation, Inc.	10,300	629
Manufacturing — Miscellaneous (1.5%):
Siemens AG, ADR	7,585	748
Media (2.3%):
Time Warner, Inc.	30,700	669
Viacom Inc., Class B (a)	12,000	492
		1,161
Oil & Gas Exploration, Production & Services (1.9%):
Transocean, Inc. (a)	11,637	941
Oilfield Services & Equipment (3.9%):
Halliburton Co.	32,000	994
Weatherford International Ltd. (a)	22,213	928
		1,922
Pharmaceuticals (3.2%):
Novartis AG, ADR	8,500	488
Pfizer, Inc.	41,805	1,083
		1,571
Retail — Specialty Stores (5.5%):
Best Buy Co., Inc.	17,100	841
The Home Depot, Inc.	31,600	1,269
Tiffany & Co.	15,800	620
		2,730
Semiconductors (8.1%):
Broadcom Corp., Class A (a)	32,500	1,050
Intel Corp.	110,000	2,227
STMicroelectronics N.V., ADR	43,800	806
		4,083

See notes to financial statements.

Victory Variable Insurance Funds  Schedule of Portfolio Investments — continued

Diversified Stock Fund  December 31, 2006

(Amounts in Thousands, Except Shares)

Security Description	Shares	Value
Software & Computer Services (5.3%):
First Data Corp.	37,500	$957
Microsoft Corp.	28,400	848
Oracle Corp. (a)	49,700	852
		2,657
Transportation Services (1.5%):
United Parcel Service, Inc., Class B	9,900	742
Utilities-Electric (0.3%):
Exelon Corp.	2,400	149
Utilities-Telecommunications (1.4%):
Sprint Nextel Corp.	36,000	680
Total Common Stocks (Cost $41,876)		47,637
Total Investments (Cost $44,210) — 100.2%		49,971
Liabilities in excess of other assets — (0.2)%		(101)
NET ASSETS — 100.0%		$49,870

(a)  Non—income producing securities.

ADR — American Depositary Receipt

See notes to financial statements.

  Statement of Assets and Liabilities

The Victory Variable Insurance Funds  December 31, 2006

(Amounts in Thousands, Except Per Share Amounts)

	Diversified Stock Fund
ASSETS:
Total Investments, at value (Cost $44,210)	$49,971
Cash	50
Interest and dividends receivable	36
Receivable for investments sold	30
Receivable for capital shares issued	165
Prepaid expenses	28
Total Assets	50,280
LIABILITIES:
Payable for investments purchased	261
Payable for capital shares redeemed	—	(a)
Accrued expenses and other payables:
Investment advisory fees	8
Administration fees	4
Custodian fees	3
Accounting fees	—	(a)
Transfer agent fees	2
Chief Compliance Officer fees	—	(a)
Shareholder servicing fees	116
12b-1 fees	10
Other accrued expenses	6
Total Liabilities	410
NET ASSETS:
Capital	40,019
Accumulated undistributed net investment income	32
Accumulated undistributed net realized gains (loss) from investment transactions	4,058
Net unrealized appreciation from investments	5,761
Net Assets	$49,870
Shares (unlimited number of shares authorized with a par value of 0.001 per share)	3,811
Net asset value, offering & redemption price per share	$13.09

(a)  Rounds to less than $1,000.

See notes to financial statements.

  Statement of Operations

The Victory Variable Insurance Funds  Year Ended December 31, 2006

(Amounts in Thousands)

Diversified Stock Fund
Investment Income:
Interest income	$87
Dividend Income	569
Total Income	656
Expenses:
Investment advisory fees	135
Administration fees	30
Co-administration fees	13
Shareholder servicing fees	100
12b-1 fees	107
Accounting fees	30
Custodian fees	33
Transfer agent fees	8
Trustees' fees	5
Chief Compliance Officer fees	2
Legal and audit fees	27
Other expenses	18
Total Expenses	508
Expenses reimbursed by Adviser	(2)
Net Expenses	506
Net Investment Income	150
Realized/Unrealized Gains from Investment Transactions:
Net realized gains from investment transactions	4,112
Net change in unrealized appreciation/depreciation on investments	1,557
Net realized/ unrealized gain from investments	5,669
Change in net assets resulting from operations	$5,819

See notes to financial statements.

The Victory Variable Insurance Funds  Statements of Changes in Net Assets

(Amounts in Thousands)

	Diversified Stock Fund
	Year Ended December 31, 2006	Year Ended December 31, 2005
From Investment Activities:
Operations:
Net investment income	$150	$51
Net realized gains from investments	4,112	1,972
Net change in unrealized appreciation/ depreciation of investments	1,557	1,104
Change in net assets resulting from operations	5,819	3,127
Distributions:
From net investment income	(143)	(26)
From net realized gains	(1,334)
Change in net assets resulting from distributions to shareholders	(1,477)	(26)
Capital Transactions:
Proceeds from shares issued	11,464	14,710
Dividends reinvested	1,477	26
Cost of shares redeemed	(8,059)	(5,014)
Total change in net assets from capital transactions	4,882	9,722
Total change in net assets	9,224	12,823
Net assets:
Beginning of period	40,646	27,823
End of period	$49,870	$40,646
Share Transactions:
Issued	936	1,318
Reinvested	128	2
Redeemed	(662)	(447)
Total change in shares	402	873
Accumulated undistributed net investment income	$32	$25

See notes to financial statements.

The Victory Variable Insurance Funds  Financial Highlights

For a Share Outstanding Throughout Each Period

	Diversified Stock Fund
	Year ended December 31, 2006	Year ended December 31, 2005	Year ended December 31, 2004	Year ended December 31, 2003	Year ended December 31, 2002
Net Asset Value, Beginning of Period	$11.92	$10.97	$10.06	$7.48	$9.83
Investment Activities:
Net investment income	0.04	0.02	0.06	0.03	0.05
Net realized and unrealized gains (losses) on investments	1.53	0.94	0.91	2.58	(2.35)
Total from Investment Activities	1.57	0.96	0.97	2.61	(2.30)
Distributions
From net investment income	(0.04)	(0.01)	(0.06)	(0.03)	(0.05)
Net realized gains	(0.36)	—	—	—	—
Total Distributions	(0.40)	(0.01)	(0.06)	(0.03)	(0.05)
Net Asset Value, End of Period	$13.09	$11.92	$10.97	$10.06	$7.48
Total return	13.68%	8.75%	9.67%	34.97%	(23.44)%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$49,870	$40,646	$27,823	$22,215	$16,806
Ratio of expenses to average net assets	1.12%	1.40%	1.50%	1.50%	1.06%
Ratio of net investment income to average net assets	0.33%	0.15%	0.65%	0.35%	0.57%
Ratio of expenses to average net assets*	1.12%	1.47%	1.76%	1.70%	1.38%
Ratio of net investment income to average net assets*	0.33%	0.08%	0.39%	0.15%	0.25%
Portfolio turnover	107%	83%	103%	97%	86%

*During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

See notes to financial statements.

  Notes to Financial Statements

The Victory Variable Insurance Funds  December 31, 2006

1.  Organization:

The Victory Variable Insurance Funds (the "Trust") was organized as a Delaware statutory trust on February 11, 1998. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust is authorized to issue an unlimited number of shares, which are units of beneficial interest with a par value of $0.001. The Trust currently offers shares of one fund: the Diversified Stock Fund (the "Fund"). The Fund offers a single class of shares: Class A Shares. The Fund seeks to provide long-term growth of capital.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2.  Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

New Accounting Standards:

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of December 31, 2006 the Fund does not believe that adoption of SFAS No. 157 will impact the financial statement amounts, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain measurements on changes in net assets for the period.

In July 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax return to determine whether the tax position are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as tax benefit or expense in the current year. Adoption of the FIN 48 is required no later than the last business day of the first financial statement reporting period for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Management has not completed their analysis on whether the adoption of FIN 48 will have an impact to the financial statements.

Securities Valuation:

Portfolio securities listed or traded on domestic securities exchanges, including American Depositary Receipts ("ADRs"), are valued at the closing price on the exchange where the security is principally traded or at the NASDAQ Official Closing Price ("NOCP"). If there have been no sales for that day on any exchange or system, a security is valued at the last available bid quotation on the exchange where the security is principally traded. Debt securities of U.S. issuers (other than short-term investments maturing in 60 days or less), including corporate and municipal securities are valued on the basis of bid valuations provided by dealers or an independent pricing service approved by the Trust's Board of Trustees (the "Board"). Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value. Futures contracts are valued at settlement price established each day by the board of trade or an exchange on which they are traded. Options traded on an exchange are valued using that last sale price or, in the absence of a sale, the mean of the latest bid and ask prices. Investments in other open-end investment companies are valued at net asset value. Investments for which there are no such quotations, or for which quotations do not appear reliable, are valued at fair value as determined in good faith by the Pricing Committee under the direction of the Board.

Securities Transactions and Related Income:

Changes in holdings of portfolio securities shall be reflected no later than in the first calculation on the first business day following the trade date. For financial reporting purposes, transactions are accounted for on trade date on the last business day of the reporting period. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Continued

  Notes to Financial Statements — continued

The Victory Variable Insurance Funds  December 31, 2006

Repurchase Agreements:

The Fund may acquire securities subject to repurchase agreements from financial institutions such as banks and broker-dealers, which the Fund's investment adviser deems creditworthy under guidelines approved by the Board. Under a repurchase agreement, the seller agrees to repurchase such securities at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying securities. The repurchase agreements are collateralized by various corporate, U.S. Government and government-backed securities, with value of not less than the repurchase price (including interest). If the counter-party defaults, and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited. Securities subject to repurchase agreements are held by the Fund's custodian or another qualified custodian or in the Financial Reserve/Treasury book-entry system.

Futures Contracts:

The Fund may enter into contracts for the future delivery of securities or foreign currencies and futures contracts based on a specific security, class of securities, foreign currency or an index, and purchase or sell options on any such futures contracts. A futures contract on a securities index is an agreement obligating either party to pay, and entitling the other party to receive, while the contract is outstanding, cash payments based on the level of a specified securities index. The Fund may enter into futures contracts in an effort to hedge against market risks. The acquisition of put and call options on futures contracts will give the Fund the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period. Futures transactions involve brokerage costs and require the Fund to segregate assets to cover contracts that would require it to purchase securities or currencies. A good faith margin deposit of cash or government securities with a broker or custodian is required to initiate and maintain open positions in futures contracts. Subsequent payments made or received by the Fund based on the change in the market value of the position are recorded as unrealized appreciation or depreciation until the contract is closed out, at which time the gain or loss is realized. The Fund may lose the expected benefit of futures transactions if interest rates, exchange rates or securities prices change in an unanticipated manner. Such anticipated change may also result in lower overall performance than if the Fund had not entered into any futures transactions. In addition, the value of the Fund's futures positions may not prove to be perfectly or even highly correlated with the value of its portfolio securities or foreign securities, limiting the Fund's ability to hedge effectively against interest rate, exchange rate and/or market risk and giving rise to additional risks. There is no assurance of liquidity in the secondary market for purposes of closing out futures positions.

As of December 31, 2006, the Fund did not hold any futures contracts.

Option Contracts:

The Fund may write or purchase option contracts. These transactions are to hedge against changes in interest rates, security prices, currency fluctuations, and other market developments, or for the purposes of earning additional income (i.e. speculation).

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counter-party not perform under the contract. Put and call options purchased are accounted for in the same manner as other securities owned. The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of put options are decreased by premiums paid.

As of December 31, 2006, the Fund did not hold any purchased options.

In writing an option, the Fund contracts with a specified counter-party to purchase (written put option) or sell (written call option) a specified quantity (notional amount) of an underlying asset at a specified price during a specified period upon demand of the counter-party. The risk associated with writing an option is that the Fund bears the market risk of an unfavorable change in the price of an underlying asset, and may be required to buy or sell an underlying asset under the contractual terms of the option at a price different from the current market value. Written options involve financial risk which may exceed amounts reflected in the financial statements.

The Fund did not have any written option activity during the year ended December 31, 2006.

Securities Purchased on a When-Issued Basis:

The Fund may purchase securities on a "when-issued" basis. When-issued securities are securities purchased for delivery beyond normal settlement periods at a stated price and/or yield, thereby involving the risk that the price and/or yield obtained may be more or less than those available in the market when delivery takes place. At the time the Fund makes the commitment to purchase a security on a when-issued basis, the Fund records the transaction and reflects the value of the security in determining net asset value. No interest accrues to the Fund until the transaction settles and payment takes place. Normally, the settlement date occurs within one month of the purchase. A segregated account is established and the Fund maintains cash and marketable securities at least equal in value to commitments for when-issued securities. These values are included in amounts payable to brokers for investments purchased on the accompanying statement of assets and liabilities.

Continued

  Notes to Financial Statements — continued

The Victory Variable Insurance Funds  December 31, 2006

As of December 31, 2006, the Fund had no outstanding "when-issued" purchase commitments.

Securities Lending:

The Fund may, from time to time, lend securities from its portfolio to broker-dealers, banks, financial institutions and other institutional borrowers approved by the Board. The Fund's policy will limit its securities lending activity to 33 1/3% of its total assets. KeyBank National Association ("KeyBank"), the Fund's custodian and an affiliate of Victory Capital Management Inc., the Fund's investment adviser ("VCM" or the "Adviser"), serves as the lending agent for the Trust pursuant to a Securities Lending Agency Agreement (the "Lending Agreement"), for which it receives a fee. KeyBank's fee is computed monthly in arrears and is based on 25% of the sum of all interest, dividends and other distributions earned from the investment of collateral in investments, as approved by the Board, net of rebates paid by KeyBank to borrowers and net of brokerage commissions, if any, incurred in making or liquidating the investments. Prior to January 1, 2006, KeyBank's fee was 30% of all interest, dividends and other distributions earned. Under guidelines established by the Board, the Fund must receive loan collateral from the borrower (maintained with KeyBank) in an amount equal to at least 100% of the current market value of the loaned securities in the form of cash or U.S. Government obligations, to secure the return of the loaned securities. Initial value of loan collateral shall be no less than 102% of the market value of the loaned securities plus the accrued interest on debt securities. KeyBank, at the direction of the Adviser, may invest the collateral in the short-term debt instruments that the Adviser has determined present minimal credit risks. There is a risk of delay in receiving collateral or in receiving the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially. By lending its securities, the Fund can increase its income by continuing to receive interest or dividends on the loaned securities as well as investing the cash collateral in short-term U.S. Government securities, repurchase agreements, or other short-term securities. The cash collateral, or short-term investments purchased with such collateral, is recorded as an asset of the Fund, offset by the corresponding liability to return all collateral as cash at the termination of the securities loan(s). Fixed income securities received as collateral are not recorded as an asset or liability of the Trust because the Fund does not have effective control of such securities. Loans are subject to termination by the Trust or the borrower at any time.

As of December 31, 2006, the Fund had no outstanding securities on loan.

Dividends to Shareholders:

Dividends from net investment income are declared and paid quarterly for the Fund. Distributable net realized capital gains, if any, are declared and distributed at least annually.

The amounts of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (i.e. reclass of market discounts and gain/loss), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by the Fund are reclassified as an offset to capital in the statement of assets and liabilities.

Federal Income Taxes:

It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

3.  Purchases and Sales of Securities:

Purchases and sales of securities (excluding short-term securities) for the year ended December 31, 2006 were as follows (amounts in thousands):

	Purchases (excluding U.S. Government Securities)	Sales (excluding U.S. Government Securities)	Purchases of U.S. Government Securities	Sales of U.S. Government Securities
Diversified Stock Fund	$49,525	$46,737	$—	$—

4.  Investment Advisory, Administration, and Distribution Agreements:

Investment advisory services are provided to the Fund by Victory Capital Management Inc. ("VCM" or the "Adviser"), a wholly owned subsidiary of KeyBank National Association ("KeyBank"). Under the terms of the Investment Advisory Agreement, the Adviser is entitled to receive fees based on 0.30% of the average daily net assets of the Fund. KeyBank, serving as custodian for the Fund, receives custodian fees computed at the annual rate of 0.017% of the first $15 billion of the Trust and The Victory Portfolios (the "Trusts") average daily net assets and 0.0125% of the Trusts' average net assets over $15 billion. Prior to July 1, 2006, the annual rate was 0.018%.

Continued

  Notes to Financial Statements — continued

The Victory Variable Insurance Funds  December 31, 2006

Effective July 1, 2006, VCM also serves as the Fund's administrator and fund accountant. Under an Administration and Fund Accounting Agreement, the Trusts pay VCM a fee at the annual rate of 0.108% of the first $8 billion of the aggregate net assets of the Trusts; plus 0.078% of the aggregate net assets of the Trusts in excess of $8 billion to $10 billion; plus 0.075% of the aggregate net assets of the Trusts in excess of $10 billion to $12 billion; plus 0.065% of the aggregate net assets of the Trusts in excess of $12 billion, for providing certain administrative and fund accounting services to the Trusts' series.

Effective July 1, 2006, BISYS Fund Services Ohio, Inc. ("BISYS") acts as sub-administrator and sub-fund accountant to the Fund under a Sub-Administration Agreement between VCM and BISYS. VCM pays BISYS a fee for providing these services. The Trust also reimburses VCM and BISYS for all of their reasonable out-of-pocket expenses incurred in providing these services.

Prior to July 1, 2006, BISYS and the Adviser served as the Fund's co-administrators. For its services as co-administrator, BISYS was paid an annual fee of 0.032% of the first $10 billion of the Trust's aggregate average daily net assets, and 0.025% of all Trust assets exceeding $10 billion. For its services as co-administrator, the Adviser was paid an annual fee of 0.058% of the first $10 billion of the Trust's aggregate average daily net assets and 0.055% of all Trust assets exceeding $10 billion.

Prior to July 1, 2006, BISYS also served as Fund Accountant for the Fund. Under the terms of the Fund Accounting Agreement, BISYS was entitled to transaction fees, which were accrued daily and payable on a monthly basis, and standard fees as follows: $35,000 annually if the Fund's average daily net assets were less than $175 million; $60,000 annually if the Fund's average daily net assets were in excess of $175 million.

BISYS also serves the Fund as Transfer Agent. Under the terms of the Transfer Agent Agreement, BISYS receives a Victory Fund Complex-level fee that is calculated daily at the annual rate of 0.02% of the first $8 billion of the aggregate net assets of the Trusts; plus 0.015 of the aggregate net assets of the Trusts in excess of $8 billion to $16 billion; plus 0.01% of the aggregate net assets of the Trusts, in excess of $16 billion to $20 billion; plus 0.005% of the aggregate net assets of the Trusts, in excess of $20 billion. Prior to July 1, 2006, BISYS was entitled to account-based fees, complex-level fees, and an annual program servicing fee of $7,000 per Fund. In addition, BISYS is entitled to reimbursement of out-of-pocket expenses incurred in providing transfer agent services.

Victory Capital Advisers, Inc., (the "Distributor") serves as distributor for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Trust. The Distributor is not affiliated with the Adviser but is an affiliate of BISYS Ohio.

Pursuant to the Trust's 12b-1 Plan, the Distributor may receive a monthly distribution and service fee, at an annual rate of 0.25% of the average daily net assets of the Fund. The service fee is paid to securities brokers or other financial intermediaries for providing personal services to shareholders of the Fund, including responding to inquiries, providing information to shareholders about their Fund accounts, establishing and maintaining accounts and records, processing dividend and distribution payments, arranging for bank wires, assisting in transactions, and changing account information.

The Adviser, BISYS Ohio, or other service providers may waive or reimburse fees to assist the Fund in maintaining a competitive expense ratio. These amounts are not available to be recouped at a future time.

5.  Line of Credit:

The Trust participates in a short-term, demand note agreement with KeyCorp, an affiliate of the Adviser. Under the agreement, the Trust may borrow up to $200 million. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. KeyCorp receives an annual commitment fee of 8 basis points on $200 million for providing the Line of Credit. For the fiscal year ended December 31, 2006, the Trust paid approximately $1 to KeyCorp for the Line of Credit fee (amount in thousands). The average loan outstanding during the fiscal year ended was $96. The average interest rate for the fiscal year was 5.91%. As of December 31, 2006, the Fund had no loans outstanding with KeyCorp.

6.  Federal Income Tax Information:

The tax character of distributions paid during the fiscal year ended December 31, 2006 was as follows (Total distributions paid may differ from the Statement of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid.) (amounts in thousands):

	Distributions paid from
	Ordinary Income	Net Long Term Capital Gains	Total Distributions Paid
Diversified Stock Fund	$170	$1,307	$1,477

Continued

  Notes to Financial Statements — continued

The Victory Variable Insurance Funds  December 31, 2006

The tax character of distributions paid during the fiscal year ended December 31, 2005 was as follows (Total distributions paid may differ from the Statement of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid.) (amounts in thousands):

	Distributions paid from
	Ordinary Income	Net Long Term Capital Gains	Total Distributions Paid
Diversified Stock Fund	$26	$—	$26

As of December 31, 2006, the components of accumulated earnings/(deficit) on a tax basis were as follows (amounts in thousands):

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
Diversified Stock Fund	$2,533	$1,646	$—	$5,672	$9,851

* The differences between the book-basis unrealized appreciation (depreciation) is attributable primarily to: tax deferral of losses on wash sales and the difference between book and tax amortization methods for premium and market discount.

The cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation/depreciation is as follows:

	Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Diversified Stock Fund	$44,299	$6,010	$(338)	$5,672

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Trustees of
the Victory Variable Insurance Funds:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Diversified Stock Fund (the "Fund") at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Columbus, Ohio

February 14, 2007

The Victory Variable Insurance Funds  Supplemental Information

(Unaudited)

Trustee And Officer Information

Board of Trustees.

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board, in accordance with the laws of the State of Delaware. There are currently ten Trustees, nine of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees"). The Trustees, in turn, elect the officers of the Trust to supervise actively its day-to-day operations.

The following tables list the Trustees, their ages, position with the Trust, length of time served, principal occupations during the past five years and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees 20 portfolios in the Trust, one portfolio in The Victory Variable Insurance Funds and two portfolios in The Victory Institutional Funds, each a registered investment company that, together with the Trust, comprise the Victory Fund Complex. Each Trustee's address is c/o The Victory Portfolios, 3435 Stelzer Road, Columbus, Ohio 43219. Each Trustee has an indefinite term.

Name and Age	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held in Public Companies
Independent Trustees.

Mr. David Brooks Adcock, 55	Trustee	May 2005	General Counsel, Duke University and Duke University Health System.	Durham Casualty Co., Ltd.

Mr. Nigel D. T. Andrews, 59	Vice Chair and Trustee	August 2002	Retired (since 2001); Managing Director (2000-2001), Internet Capital Group (venture capital); Executive Vice President (1993-2000), GE Capital (financial services).	Chemtura Corporation; Old Mutual plc.

Ms. E. Lee Beard, 55	Trustee	May 2005	Principal Owner (since 2005) The Henlee Group, LLC; President/Owner (2003-2005) ELB Consultants; President, Chief Executive Officer and Director (1998-2003) Northeast Pennsylvania Financial Corp. (full service financial services); President, Chief Executive Officer and Director (1993-2003), First Federal Bank (full service financial services).	None.

Ms. Jakki L. Haussler, 49	Trustee	May 2005	Chairman and Chief Executive Officer, Opus Capital Management, Inc. (asset management); Partner (since 2002), Adena Ventures, LP (venture capital); Managing Director (since 2001), Capvest Venture Fund, LP (venture capital).	None.

Ms. Frankie D. Hughes, 54	Trustee	March 2000	Principal and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management).	None.

Ms. Lyn Hutton, 57	Trustee	March 2002	Executive Vice President and Chief Investment Officer, The Commonfund for Nonprofit Organizations (since January 2003); Vice President and Chief Financial Officer, John D. & Catherine T. MacArthur Foundation (grant making) (June 1998-December 2002).	Chittenden Corporation.

Dr. Thomas F. Morrissey, 72	Trustee	November 1994	Professor (Emeritus since 2004), Weatherhead School of Management, Case Western Reserve University.	None.

Continued

The Victory Variable Insurance Funds  Supplemental Information — continued

(Unaudited)

Name and Age	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held in Public Companies
Independent Trustees (continued).

Ms. Karen F. Shepherd, 66	Trustee	August 2002	Member, Shepherd Properties, LC and Vincent Shepherd Investments, LC (real estate investments); EMILY's List (political action committee) (2002-2003); U.S. Executive Director (1996-2002), European Bank for Reconstruction and Development.	UBS Bank USA; OC Tanner Co.

Mr. Leigh A. Wilson, 62	Chair and Trustee	November 1994	Chief Executive Officer, New Century Living, Inc. (full service independent living for senior citizens); Director, The Mutual Fund Directors Forum, since 2004.	Chair, Old Mutual Advisor Funds II (18 portfolios).

Interested Trustee.*

Mr. Roger Noall, 72	Trustee	December 1997	Retired (since February 2000); Executive (1997-2000), KeyCorp.	Alleghany Corporation.

*Mr. Noall is an "interested person" of the Trust by reason of his prior relationship with KeyCorp.

Officers.

The officers of the Trust, their ages, the length of time served and their principal occupations during the past five years, are detailed in the following table. Each individual holds the same position with the other registered investment companies in the Victory Fund Complex, and each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 3435 Stelzer Road, Columbus, Ohio 43219. Except for the Chief Compliance Officer, the officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Age	Position with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years
Mr. David C. Brown, 34	President	January 2006	Senior Managing Director of the Adviser (since July 2004). Chief Financial Officer and Chief Operating Officer, Gartmore Emerging Managers (February 2002-July 2004). VP of Global Strategic Planning, Gartmore Global (Prior to February 2002).

Mr. Michael Policarpo, 32	Vice President	May 2006	Managing Director of the Adviser (since July 2005), Vice President of Finance, Gartmore Global (August 2004-July 2005), CFO, Adviser Services, Gartmore Global (August 2003-August 2004). Corporate Controller Gartmore Global (June 2000-August 2003)

Mr. Christopher K. Dyer, 45	Secretary	February 2006	Head of Mutual Fund Administration, the Adviser.

Mr. Jay G. Baris, 53	Assistant Secretary	December 1997	Partner, Kramer Levin Naftalis & Frankel LLP.

Mr. Christopher E. Sabato, 38	Treasurer	May 2006	Vice President, Fund Administration, BISYS.

Mr. Martin R. Dean, 43	Assistant Vice President and Anti-Money Laundering Compliance Officer	December 2003	Vice President, Fund Administration, BISYS.

Mr. Edward J. Veilleux, 63	Chief Compliance Officer	October 2005	President of EJV Financial Services (mutual fund consulting) since 2002; Director of Deutsche Asset Management from 1987 to 2002.

Continued

The Victory Variable Insurance Funds  Supplemental Information — continued

(Unaudited)

Proxy Voting and Form N-Q Information (Unaudited)

Proxy Voting:

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies related to portfolio securities during the year ended June 30, 2006 is available, without charge, upon request, by calling 800-242-9596 and on the Securities and Exchange Commission's website at http://www.sec.gov.

Availability of Schedules of Investments:

The Trust files its complete schedule of investments with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the SEC's website at http://www.sec.gov. The Trust's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information on the Public Reference Room can be obtained by calling 1-800-SEC-0330.

Continued

The Victory Variable Insurance Funds  Supplemental Information — continued

(Unaudited)

Expense Examples

As a shareholder of the Victory Variable Insurance Funds, you incur two types of costs: (1) transaction costs; (2) ongoing costs, including management fees; distribution [and/or service] 12b-1 fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Victory Variable Insurance Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2006 through December 31, 2006.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/06	Ending Account Value 12/31/06	Expense Paid During Period* 7/1/06-12/31/06	Expense Ratio During Period 7/1/06-12/31/06
Diversified Stock Fund	$1,000.00	$1,116.90	$5.50	1.03%

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/06	Ending Account Value 12/31/06	Expense Paid During Period* 7/1/06-12/31/06	Expense Ratio During Period 7/1/06-12/31/06
Diversified Stock Fund	$1,000.00	$1,020.01	$5.24	1.03%

* Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

Additional Federal Income Tax Information

The Fund designates the following amount as long-term capital gain distribution. The amounts designated may not agree with the long term capital gains in the tax character of distribution table due to utilization of earnings and profits distributed to shareholders on redemption of shares. (amount in thousands):

Amount
Diversified Stock Fund	$1,307

Dividends qualifying for corporate dividends received deduction of :

Amount
Diversified Stock Fund	45.62%

Continued

The Victory Variable Insurance Funds  Supplemental Information — continued

(Unaudited)

The Advisory Contract Renewal:

The Advisory Agreement:

Considerations of the Board in Continuing the Advisory Agreement. The Board last approved the Advisory Agreement at a special meeting called for that purpose on November 29, 2006, following review of the Agreement and related matters at meetings on October 25 and 26, 2006. In determining whether it was appropriate to approve the Agreement, the Board requested information, provided by the Adviser and certain independent consultants, that the Board believed to be reasonably necessary to reach its conclusion. The Board carefully evaluated this information, and was advised by legal counsel to the Trust and by legal counsel to the Independent Trustees with respect to its deliberations. In considering the Agreement, the Board reviewed numerous factors with respect to the Fund. The Board reviewed the Fund's investment performance during the year. Although investment performance was a significant factor in determining that the Agreement should be continued, the Board considered the following additional factors, among others, in evaluating the fairness and reasonableness of the compensation to be paid to the Adviser:

•  Services provided under the Agreement;

•  Requirements of the Fund for the services provided by the Adviser;

•  The quality of the services expected to be provided;

•  Fees payable for the services;

•  Total expenses of the Fund;

•  Whether the Adviser realized economies of scale and shared them with the shareholders;

•  The Adviser's commitments to operating the Fund at competitive expense levels;

•  Profitability of the Adviser with respect to its relationship with the Fund;

•  Soft-dollar and other service benefits received by the Adviser, including sources of revenue to affiliates of the Adviser from the Fund through custodian and co-administration fees, as well as from revenues from serving as the Fund's securities lending agent;

•  Capabilities and financial condition of the Adviser;

•  Current economic and industry trends; and

•  Historical relationship between the Fund and the Adviser.

Current management fees were reviewed in the context of the Adviser's profitability. In addition, the Board reviewed an analysis prepared by an independent third party, comparing the Fund's expense ratio, advisory fee and performance with comparable mutual funds. The Board also reviewed fees that the Adviser charged for managing the assets of similarly-managed institutional accounts.

The Board compared the Fund's 0.30% annual advisory fee to the average advisory fee charged to the funds in the Morningstar Large Blend category and considered the fact that the fee was lower than the average management fee for the category. The Board then evaluated the Fund's asset size in comparison to the average size of other mutual funds in the category to determine whether the Adviser might have realized any economies of scale and whether establishing fee breakpoints would be appropriate to enable these economies to be shared with the Fund.

The Board then compared the Fund's performance for the one-year, three-years, five-years, and ten-years ended July 31, 2006 to that of a peer group of similar mutual funds and considered the fact that the Fund had outperformed the average performance of the peer group for the three-, five-, and ten-year periods.

Having concluded, among other things, that: (1) the Fund's advisory fees were within the range of advisory fees charged to comparable mutual funds; (2) the Fund had outperformed its peers during the past three, five and ten years; and (3) the Fund's asset size did not warrant the establishment of advisory fee breakpoints at this time, the Board determined that it was in the best interests of the Fund's shareholders to approve the continuation of the Advisory Agreement.

Based on its review of the information requested and provided, and following extended discussions concerning the same, the Board determined that the Advisory Agreement was consistent with the best interests of the Fund and its shareholders, and the Board unanimously approved the Agreement for an additional year on the basis of the foregoing review and discussions and the following considerations, among others:

•  The fairness and reasonableness of the investment advisory fee payable to the Adviser under the Agreement in light of the investment advisory services provided, the costs of these services, the profitability of the Adviser's relationship with the Fund, and the comparability of the fees paid to fees paid by other investment companies;

Continued

The Victory Variable Insurance Funds  Supplemental Information — continued

(Unaudited)

•  The nature, quality and extent of the investment advisory services provided by the Adviser, in light of the high quality services provided by the Adviser in its management of the Fund and the Fund's historic performance, including the success of the Fund in achieving stated investment objectives;

•  The Adviser's entrepreneurial commitment to the management of the Fund and the creation of a broad-based family of funds, which could entail a substantial commitment of the Adviser's resources to the successful operation of the Fund;

•  The Adviser's representations regarding its staffing and capabilities to manage the Fund, including the retention of personnel with relevant portfolio management experience; and

•  The overall high quality of the personnel, operations, financial condition, investment management capabilities, methodologies, and performance of the Adviser.

Call Victory at: 800-539-FUND (800-539-3863)	Visit our web site at: www.VictoryConnect.com

1AR-VVIF 2/07

Item 2. Code of Ethics.

(a) The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  This code of ethics is included as an Exhibit.

(b) During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3. Audit Committee Financial Expert.

3(a)(1)  The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2) The audit committee financial expert is Dr. Thomas Morrissey.  Dr. Morrissey is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

	Current Year	Previous Year
Audit Fees	$16,500	$15,500
Audit-Related Fees	$0	$0
Tax Fees	$3,450	$3,240
All Other Fees	$0	$0

Tax fees for both 2006 and 2005 are for recurring tax fees for the preparation of federal and state tax returns.

(e)(1) The registrant’s Audit Committee must pre-approve non-audit services to be provided by the principal accountant and the fees charged for these services.  The Committee may delegate authority to one or more Committee members to pre-approve these services, subject to subsequent review and approval by the Committee.

(e)(2) There were no services performed under Rule 2.01 (c) (7) (I) (C).

(f) Not applicable

(g)

2005	$3,240
2006	$3,450

(h) The registrant’s Audit Committee has evaluated the non-audit services that the principal accountant provided to the registrant’s investment advisor (and the advisor’s relevant affiliates), which services the Committee did not pre-approve, and has concluded that the provision of those services was compatible with maintaining the accountant’s independence.

Item 5.    Audit Committee of Listed Registrants.

Not applicable.

Item 6.    Schedule of Investments.

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Victory Variable Insurance Funds

By (Signature and Title)*	/s/ Christopher E. Sabato
Christopher E. Sabato, Treasurer

Date:	February 22, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ David C. Brown
David C. Brown, President

Date:	February 22, 2007

By (Signature and Title)*	/s/ Christopher E. Sabato
Christopher E. Sabato, Treasurer

Date:	February 22, 2007